Exhibit 10.1

Second Amendment to the

Employment Agreement between

CresCom Bank and M.J. Huggins, III

WHEREAS, CresCom Bank (the “Bank”) and M.J. Huggins, III (the “Executive)” are parties to an Amended and Restated Employment Agreement dated as of December 24, 2008, as amended by the First Amendment, dated September 21, 2012 (collectively, the “Agreement”); and

WHEREAS, the parties desire to modify the Agreement pursuant to Section 13 thereof to make certain changes the parties deem necessary and appropriate;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

Amendment

The first sentence of Section 1 is hereby amended to read in its entirety as follows: “During the term of his employment hereunder, Executive agrees to serve in the position of President of the Bank.”

In all other respects, the terms of the Agreement are hereby ratified and confirmed. This Second Amendment may be executed by the parties in counterparts.

IN WITNESS WHEREOF, the parties have executed this Second Amendment, effective as of January 23, 2019.

CRESCOM BANK

By	/s/ Jerry Rexroad
Name:	Jerry Rexroad
Title:	Executive Chairman

EXECUTIVE

/s/ M.J. Huggins, III
M.J. Huggins, III